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Walden C. Rhines Chairman & CEO May 2011 FY 2011 Annual Shareholder Meeting

© 2011 Mentor Graphics Corp.
www.mentor.com
Forward-Looking Statements
2
Annual Shareholder Meeting - May 2011
This presentation and commentary may contain “forward-looking” statements based on current expectations within the meaning of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.
Such factors include, among others, the following: (i) weakness or recession in the US, EU, Japan or other economies; (ii) the Company’s ability to successfully offer products and services that compete in the highly competitive EDA industry; (iii) product bundling or discounting of products and services by competitors, which could force the Company to lower its prices or offer other more favorable terms to customers; (iv) possible delayed or canceled customer orders, a loss of key personnel or other consequences resulting from the business disruption and uncertainty of prolonged proxy fights, offers to purchase the Company’s securities or other actions of activist shareholders; (v) effects of the increasing volatility of foreign currency fluctuations on the Company’s business and operating results; (vi) changes in accounting or reporting rules or interpretations; (vii) the impact of tax audits by the IRS or other taxing authorities, or changes in the tax laws, regulations or enforcement practices where the Company does business; (viii) effects of unanticipated shifts in product mix on gross margin; and (ix) effects of customer seasonal purchasing patterns and the timing of significant orders, which may negatively or positively impact the Company’s quarterly results of operations, all as may be discussed in more detail under the heading “Risk Factors” in the Company’s most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding guidance do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. The
Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.

© 2011 Mentor Graphics Corp.
www.mentor.com
FY 2011 Results
Revenue of $915 million, up 14% from FY 2010
Non-GAAP EPS of $0.70, an increase of 49%
*
— GAAP EPS of $0.26 compared to a GAAP loss per share
of $0.23 in FY 2010
Bookings up 30% for the year
All regions showed bookings growth for the year
Second largest provider of EDA software and support
3
Annual Shareholder Meeting - May 2011
*A reconciliation of non-GAAP to GAAP results is available in the Company’s press released dated March 3, 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
What Is Electronic Design Automation?
Critical design software used to create the world’s
electronic systems
Comprehensive EDA product portfolios address all levels –
from component to systems
4 Annual Shareholder Meeting - May 2011
Integrated
Circuit (IC)
Printed Circuit
Board (PCB)
Systems

PCB Timing Analysis
Control Logic Architect's Workbench
PCB Thermal Anaylsis
ESL Compiler
VHDL
PCB Spice
Library Development Tools
Hardware/Software Co-Verificataion
SCAN
BIST
Fault Simulation
MCM Layout
PCB Other
Power Analysis
Design for Yield
Algorithmic Design Synthesis
PCB Virtual Prototype
Formal Analysis
PCB EMI Analysis
Algorithmic Architect's Workbench
PCB Signal Integrity
Verilog
RTL Functional Verificataion
Power
ESL Co-Verification
Signal Integrity
Software VP
Interoperability Tools
Timing Analysis
ATPG
Libraries
T-CAD
IC SPICE
PCB CAM
Mixed-Signal Simulation
FPGA Synthesis
Verification Team E&A
Physical Libraries
Formal Verification
Enterprise Tools
Analog Simulation
EMI
Power Analysis
Timing
Target Compiler
Metal Migration
ESL RF Design
Gate-Level Simulation
ESL Design & Entry
Processor/Memory Design Entry
Control Logic Synthesis
ESL Simulation
Intelligent Test Bench
ASIC Layout
Logic Synthesis
Mixed-Language Simulation
PCB Layout
Custom IC
DRC
RET
RF Design & Simulation
DesignTeam
Extraction
RTL Design
Analog Design
Schematic Capture

Mentor Graphics

© 2011 Mentor Graphics Corp.
www.mentor.com
EDA Product Segments
Source:  Gary Smith EDA Market Trends 2010 and Mentor Graphics analysis
5
Annual Shareholder Meeting - May 2011
EDA Product Segments >$1M of Sales

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
EDA Average
ASIC Layout
RTL Simulation
RTL Synthesis
PCB Layout
DRC
RET
RF Design & Verif.
Custom Layout
Emulation
RTL Design
DFT

Mentor Graphics

© 2011 Mentor Graphics Corp.
www.mentor.com
#1 Supplier in Each EDA Product Segment
Averages 66% Revenue Share
Largest EDA Product Segments
SNPS CDNS MENT SNPS Other SNPS MENT CDNS MENT Other MENT
6
Source:  Gary Smith EDA Market Trends, 2010 and Mentor analysis
6
Annual Shareholder Meeting - May 2011

Mentor – Reporting Categories
7
Integrated
System Design
PCB
Scalable
Verification
New & Emerging
Markets
IC Design-
to-Silicon
Tools for printed
circuit  board (PCB)
and design and field
programmable gate
array (FPGA) design
Used to examine
and verify
functionality before
committing to silicon
Tools to create
integrated circuits
(ICs) for 90nm and
smaller
Products targeting
new and emerging
markets
Description
Expedition
Mechanical Analysis
PADS
Valor
Precision Synthesis
ModelSim
Questa
Veloce (Emulation)
ADVance MS
Calibre Platform
IC Custom Design
Olympus-SoC
Place & Route
Transportation
Embedded
Software
Design-for-Test
Key Product Areas
25% 25% 30% 15%
*Percent of FY11
Revenue
*
Services & Other account for 5% of FY 11 revenue of $915 million.
Annual Shareholder Meeting - May 2011
© 2011 Mentor Graphics Corp.
www.mentor.com

8
Mentor Focuses on Product Categories
Where We Can Be #1
30%
70%
80% 80%
80%
85%
85%
87%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
0
100
200
300
400
500
600
700
800
CY1996 CY1999 CY2002 CY2005 CY2006 FY2008 FY2009 FY2010
Product Revenue from Leadership Positions
($ millions) (% Revenue)
Source:  Gary Smith EDA Market Trends, 2010 & MGC Analysis
$136
$360 $480
$570
$635
$753
$674 $700
Annual Shareholder Meeting - May 2011
© 2011 Mentor Graphics Corp.
www.mentor.com
Product revenue where Mentor is #1 or  primary contender for the #1 market position

Strategy Based upon Being #1 9 Annual Shareholder Meeting - May 2011 © 2011 Mentor Graphics Corp. www.mentor.com

Multi-Disciplined
Collaborative
and
Concurrent Design
Mentor Graphics delivers
paradigm shift in
PCB systems design
2008-2010
The Evolution of Mentor’s Leadership in PCB
10
Board Station Product Group Enterprise Board Design
2000 – Data Management Systems
2002 – Personal Board Design
2006 – PCB/Supply Chain
Collaboration
1999 – Expedition
2008 – System Thermal
Analysis
2010 – Design for Manufacturing and
Manufacturing Execution Systems Reliability
High-frequency 3D analysis
Annual Shareholder Meeting - May 2011
st
Graphical
Schematic
And Layout
1980s
Mentor Graphics
1 product
Board Station
© 2011 Mentor Graphics Corp.
www.mentor.com

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2000
2002
2004
2006
2008
2009

Mentor Worldwide PCB Revenue Share Source: Gary Smith EDA 11 Annual Shareholder Meeting - May 2011 © 2011 Mentor Graphics Corp. www.mentor.com

© 2011 Mentor Graphics Corp.
www.mentor.com
Strategy Based upon Being #1
12
Expand Existing #1 Positions
Focus R&D to build upon strengths
Expand from point tools to platforms
Pursue adjacencies capitalizing technology and channel
Detect Discontinuities
Requirements change ….
Incumbent fails …
Transportation
Embedded
Annual Shareholder Meeting - May 2011
New and Emerging

© 2011 Mentor Graphics Corp.
www.mentor.com
13
Moore’s Law: IC Complexity Steadily Rises,
Creating Opportunities for EDA
1979
29,000
Transistors
8088
1982
134,000
Transistors
286
1985
275,000
Transistors
386
1989
1,290,000
Transistors
486
1993
3.1M+
Transistors
Pentium
1995
5.5M+
Transistors
Pentium Pro
1997
7.5M+
Transistors
Pentium II
2000
42M
Transistors
Pentium 4
2004
592M
Transistors
Itanium 2
(9MB cache)
2002
220M
Transistors
Itanium 2
2008
2.0B
Transistors
Tukwila
2010
3B
Transistors
Annual Shareholder Meeting - May 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
Discontinuity Leads to Success
14
Calibre nmDRC
Calibre Pattern Matching
Calibre Automatic Waivers
Calibre nmLVS
Calibre InRoute
Calibre xRC
Calibre xACT-3D
Calibre xL
Calibre PERC
Calibre DESIGNrev
Calibre Interactive
Calibre RVE
Calibre LFD
Calibre CMP Analyzer
Calibre YieldAnalyzer
Calibre YieldEnhancer
Calibre nmOPC (RET)
Calibre OPCverify
Calibre nmMPC
Calibre MDP
1996
Calibre Point Tool
~ $1.1M Revenue
2011
Calibre nm Platform
Approaching $300M
Revenue
2011 Calibre Platform
Building upon a #1 Position
Annual Shareholder Meeting - May 2011

Simulation Phase	Original Configuration native Questa			Veloce Configuration TBX/Veloce		Speedup Over Original
	(hours)	(seconds)	(CPS)	(seconds)	(CPS)	(X factor)
1: AXI, AHB slave memory init/load from file	2.93	10542	0	24	0	439
2: Main simulation of MDP core	**1.21**	**4352**	**742**	**5**	**522795**	**870**
3: AHB slave memory compare-to-file operation	0.96	3472	0	17	0	204
Overall	**5.10**	**18366**	**176**	**46**	**56839**	**399**

Mentor Graphics

© 2011 Mentor Graphics Corp.
www.mentor.com
Functional Verification Discontinuity
Drives Emulation
5 hour simulation
46 second emulation
400X speedup
15
Annual Shareholder Meeting - May 2011
Veloce system 5X faster in competitive runoff
2 million gate mobile display processor
— A major telecommunications systems company

Solo

13 Mgates

Quattro

Up to 100 Mgates

Grande

Up to 200 Mgates

Maximus

Up to 400 Mgates

Mentor Graphics

© 2011 Mentor Graphics Corp. www.mentor.com Functional Verification Discontinuity Mentor’s emulation market share more than doubled in FY 2010 16 Annual Shareholder Meeting - May 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
Strategy Based upon Being #1
17
Annual Shareholder Meeting - May 2011
Expand Existing #1 Positions
Focus R&D to build upon strengths
Expand from point tools to platforms
Pursue adjacencies capitalizing technology and channel
Detect Discontinuities
Requirements change ….
Incumbent fails …
New and Emerging
Transportation
Embedded

Comm Address/Reporting
Flight Management
Cabin Pressure Cntrl
Cabin Temp Cntrl
Comm, Nav/ID
Airborne Flight Info
Flat Panel Displays
HF Radio
Microwave Landing
Smoke Detection
Window Heat Cntrl
Weather Detection Radar
SATCOM Antennae
Integrated Pneumatic System (Valves, Heat Exchangers, Water Separators)
Interior Lighting
Hydraulic Motors
Leading Edge Flap Drive
Emergency Power Turbine
Air Data Sensors
External Lighting
Air Cycle Machine
Traffic Alert/Collision Avoidance
Enhanced Ground Prox Warning
Environmental Cntrl
Anti-Ice Cntrl
Auxiliary Power Unit
APU Cntrls
APU Start
Wheels/Brakes
Anti-Skid/Landing Gear
Ice Detection
Alternators/Generators
Variable Speed
Constant Frequency
Hydraulic Pumps
Hydraulic Accumulators
Hydraulic Power Transfer Units
Alternators/Generators
Engine Cntrl
Engine Starters
Nacelle Subsystm
Oil/Air/Fuel Coolers
Thrust Reversers
Cargo Roller
Power Transfer Unit
Airdrive Unit
Voice/Flight Data Recorders

© 2011 Mentor Graphics Corp.
www.mentor.com
System Design Automation
18
Collision Avoidance
Automated Highway
Navigation &
Trip Computer
Entertainment
Electrochromic
Glass
Active Noise Cancellation
Communication
Lighting
Engine & Emissions
Management
Traction Control
Vehicle Stability
Low Tire
Pressure
Monitors
Airbag
Deployment
System
Security Systems
Multi-Zone Automatic
Climate Control
Lane Departure
Warning
Continuously Variable
Transmission
Engine Management
Antilock Braking
Active Suspension
Annual Shareholder Meeting - May 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
CHS
Electrical
System Design
and
Wire Harness
Engineering
System Vision
and
Mechatronics
Analysis
Volcano
Network Design
and Analysis
Mentor‘s Transportation Solutions
Transportation has accounted for approximately 15%
of product bookings in recent quarters
19 Annual Shareholder Meeting - May 2011

Customers include ...

YAZAKI
Vehicle power and data solutions

mazda

CNH
Case New Holland

HARLEY-DAVIDSON MOTOR CYCLES

TATA

SAIC

DENSO

BMW

Ford

KAI

JCB

AIRBUS

JOHN DEERE

EADS

KOMATSU

CATERPILLAR®

Bell Helicopter
A Textron Company

Bobcat.

BOEING

ThalesAlenia Space

GM

BOMBARDIER

EMBRAER

AgustaWestland

MITSUBISHI

PILATUS

DAIMLER

JOHNSON CONTROLS

Rolls-Royce

CHRYSLER

FAW

GEELY

CHERY

CHANA

ISUZU TRUCK

HYUNDAI

ASTON MARTIN

© 2011 Mentor Graphics Corp.
www.mentor.com

Mentor Graphics

Transportation – A Growing Opportunity for Mentor 20 Annual Shareholder Meeting - May 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
Mentor Graphics’ Strategy is Working:
Q1 FY12 Pre-Release
Expect results to exceed prior revenue estimates with
revenue of about $230 million, up over 25% from Q1
FY11
Non-GAAP earnings expected to be in range of $0.18
to $0.20 share vs. a loss per share of $0.02 in Q1 FY11
*
— GAAP loss in the range of $0.02 to $0.06 per share vs. a loss per share of $0.22 in Q1 FY11
Expect non-GAAP operating margin of about 14% and
GAAP operating margin of approximately 8%
Full fiscal first quarter results on May 27, 2011
21
*A reconciliation of non-GAAP to GAAP results is available in the Company’s press released dated May 5, 2011
Annual Shareholders Meeting - May 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
Summary: Company Strategy is Working
Total market share has grown over 30% in last 3 years
Strong end-of-year momentum – bookings, revenue, new
customers, consulting, training, support reinstatements and SW and HW benchmark activity
Existing businesses and new businesses contributed to record fiscal 2011 revenues
Fiscal 2012 revenue estimates of approximately $1 billion
represents 9% revenue growth, with significantly stronger
earnings growth
22 Mentor Graphics Investor Presentation, April 2011 22

© 2011 Mentor Graphics Corp. www.mentor.com 23

© 2011 Mentor Graphics Corp.
www.mentor.com
24
Estimated
Q1 FY12 Q1 FY11
Diluted GAAP net income (loss) per share
$(0.06) -
$(0.02) $        (0.22)
Non-GAAP Adjustments:
Amortization of purchased intangible assets (1) 0.03 0.04
Amortization of other identified intangible assets (2) 0.02 0.03
Equity plan-related compensation (3) 0.05 0.06
Special charges (4) 0.03 0.03
Other expense, net and interest expense (5) 0.11 0.01
Non-GAAP income tax effects (6) (0.00) - (0.02) 0.03
Non-GAAP net income (loss) per share $0.18 - $0.20 $        (0.02)

© 2011 Mentor Graphics Corp.
www.mentor.com
25
MENTOR GRAPHICS CORPORATION
UNAUDITED RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages)
Estimated
Three Months Ended April 30, 2011 Q1 FY12
GAAP operating income $        17,394
Reconciling items to non-GAAP operating income:
Amortization of Frontline purchased technology and other 1,242 identified intangible assets
Equity plan-related compensation 5,097
Amortization of purchased intangible assets:
Cost of revenues 3,357
Amortization of intangible assets 1,611
Special Charges 3,759
Non-GAAP operating income $        32,460
Three Months Ended April 30, 2011 Q1 FY12
GAAP operating income as a percent of total revenues 8%
Non-GAAP adjustments detailed above 6%
Non-GAAP operating income as a percent of total revenues 14%